                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registration [_]

Check the appropriate box:

     [_]  Preliminary Proxy Statement         [_]  Confidential, For Use of the
                                                   Commission Only (as permitted
     [X]  Definitive Proxy Statement               by Rule 14a-6(e)(2))

     [_]  Definitive Additional Materials

     [_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        Mace Security International, Inc.
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)


    ------------------------------------------------------------------------
    (Name of Person(s) Filing proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

     [X]  No fee required.

     [_] Fee computed on table below per Exchange Act rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

(2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

(4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

(5) Total fee paid:

--------------------------------------------------------------------------------

[_] Fee paid previously with preliminary materials:

--------------------------------------------------------------------------------

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1) Amount previously paid:

--------------------------------------------------------------------------------
(2) Form, Schedule or Registration Statement no.:

--------------------------------------------------------------------------------
(3) Filing Party:

--------------------------------------------------------------------------------
(4) Date Filed:

--------------------------------------------------------------------------------

[LOGO]                                          1000 Crawford Place, Suite 400
                                                  Mt. Laurel, New Jersey 08054
                                                                (856) 778-2300

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           Date: September 12, 2002
                         Time: 10:00 AM, Eastern Time
                                   Location
                             The DoubleTree Hotel
                                 Cypress Room
                           515 Fellowship Road North
                         Mt. Laurel, New Jersey 08054

To Mace Security International, Inc. Stockholders:

   We invite you to attend our 2002 Annual Meeting of Stockholders. At this meeting, you and the other stockholders will be able to vote on the following proposals, together with any other business that may properly come before the meeting:

    1. Election of seven directors to the Board of Directors for one-year terms. The Board has nominated for election Louis D. Paolino, Jr., Mark
       S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis, Ph.D.

    2. Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal year 2002.

   You may vote on these proposals in person by attending the Annual Meeting or by proxy. The attached proxy statement provides details on voting by proxy. If you cannot attend the Annual Meeting, we urge you to complete and return the enclosed proxy promptly in the enclosed self-addressed stamped envelope so that your shares will be represented and voted at the Annual Meeting in accordance with your instructions. Of course, if you attend the Annual Meeting, you may withdraw your proxy and vote your shares.

   Only stockholders of record at the close of business on August 2, 2002, can vote at the Annual Meeting and any adjournment or postponement of the Annual Meeting.

                                     By Order of the Board of Directors,

                                     /s/  ROBERT M. KRAMER

Mt. Laurel, New Jersey               Robert M. Kramer
August 7, 2002                       Secretary

                               TABLE OF CONTENTS

                                                                           Page
                                                                           ----
Introduction..............................................................   1
   About This Proxy Solicitation..........................................   1
   About the Annual Meeting...............................................   2
   Voting at the Annual Meeting...........................................   2
   How To Vote Your Shares................................................   3

The Proposals.............................................................   4
   Proposal 1. Election of Directors......................................   4
   Proposal 2. Ratification of the Board's appointment of Independent
     Auditors.............................................................   7

About the Board of Directors and Executive Officers.......................   8
   About the Board and its Committees.....................................   8
   Director Compensation..................................................   8
   Executive Officers and Directors.......................................   9
   Compensation of Certain Executive Officers.............................   9
   Equity Compensation Plan Information...................................  10
   Option and Warrant Grants in Last Fiscal Year..........................  11
   Aggregated Option and Warrant Exercises in Last Fiscal Year............  11
   Employment Agreements..................................................  11
   Biographical Information for Non-Director Executive Officers...........  12
   Section 16(a) Beneficial Ownership Reporting Compliance................  12
   Compensation Committee Interlocks and Insider Participation............  13
   Compensation Committee Report on Executive Compensation................  13
   Performance Graph......................................................  15
   Audit Committee Report.................................................  16
   Audit Fees and Related Matters.........................................  17

The Principal Stockholders of Mace........................................  18
   Beneficial Ownership...................................................  18
   Irrevocable Proxies Granted to Louis D. Paolino, Jr....................  19

Additional Information....................................................  20
   Certain Relationships and Related Party Transactions...................  20
   Deadline for Stockholder Proposals.....................................  21
   Mace's Annual Report...................................................  21

Appendix A--Amended Audit Committee Charter............................... A-1

   [LOGO]                                        1000 Crawford Place, Suite 400
                                                   Mt. Laurel, New Jersey 08054
                                                                 (856) 778-2300


                               -----------------

                                PROXY STATEMENT

                               -----------------

                                 INTRODUCTION

   The Board of Directors is soliciting proxies to be used at the 2002 Annual Meeting of Stockholders of Mace Security International, Inc. ("Mace" or the "Company"). Mace will begin mailing this proxy statement and the enclosed form of proxy to its stockholders on or about August 7, 2002.

   The Board of Directors is soliciting your proxy to encourage you to vote on proposals at the Annual Meeting and to obtain your support for the proposals. You are invited to attend the Annual Meeting and vote your shares directly. If you do not attend, you may vote by proxy, which allows you to direct another person to vote your shares at the Annual Meeting on your behalf, using the accompanying proxy card. Even if you plan to attend the Annual Meeting, it is a good idea to complete, sign and return the proxy card in case your plans change. You can always vote in person at the Annual Meeting, even if you have already returned the proxy card.

About This Proxy Solicitation

   This proxy solicitation has two parts: the proxy card and this proxy statement.

   The Proxy Card The proxy card permits you to vote by proxy, whether or not you attend the Annual Meeting. When you sign the proxy card, you appoint certain individuals as your representatives at the Annual Meeting. They will vote your shares of Mace common stock at the Annual Meeting as you have instructed on the proxy card. If a proposal comes up for a vote that is not on the proxy card, they will vote your shares as they deem appropriate.

   This Proxy Statement This proxy statement contains important information for you to consider when deciding how to vote on the proposals. Please read it carefully. It is divided into four sections following this Introduction:

        Section                                             Page Number
        -------                                             -----------
        The Proposals......................................      4
        About the Board of Directors and Executive Officers      8
        The Principal Stockholders of Mace.................     18
        Additional Information.............................     20

   Mace will pay for soliciting these proxies. In addition to use of the mails, Mace's directors, officers and employees may solicit proxies in person, by telephone, facsimile or by other means, in all cases without additional compensation. Mace will reimburse brokers, nominees, custodians and fiduciaries for their reasonable out-of-pocket expenses in forwarding proxy materials to the beneficial owners of Mace common stock.

About the Annual Meeting

   When And Where Mace will hold the Annual Meeting on September 12, 2002, at 10:00 AM, Eastern Time, at The DoubleTree Hotel, Cypress Room, 515 Fellowship Road North, Mt. Laurel, New Jersey 08054.

   Quorum Requirement Mace's bylaws require that a majority of outstanding shares of Mace common stock must be represented at the Annual Meeting, whether in person or by proxy, constituting a quorum in order to transact business. Abstentions and broker non-votes will be counted in determining whether or not there is a quorum at the Annual Meeting.

   The Proposals Stockholders will vote on the following proposals at the Annual Meeting:

  .   election of seven directors to one-year terms; and

  .   ratification of the Board's appointment of Mace's independent auditors.

   Other Matters There were no stockholder proposals submitted for the Annual Meeting. Neither Mace nor its Board intend to bring any other matters before the Annual Meeting. The Board has no present knowledge that any other matters will be presented by others for action at the Annual Meeting. However, stockholders will be able to vote on any other matters that properly come before the Annual Meeting.

   Presence of Independent Auditors Representatives of Grant Thornton LLP, Mace's independent auditors since January 10, 2000, are expected to be present at the Annual Meeting. They will have the opportunity to make a statement at the Annual Meeting, if they choose, and they are expected to be available to respond to stockholder questions.

   Representatives of Ernst & Young LLP, Mace's independent auditors from May 1999 through January 10, 2000, are not expected to be present at the Annual Meeting and will not make a statement or respond to stockholder questions.

   The Stockholders As of the record date of August 2, 2002, there were 25,349,027 shares of Mace common stock issued and outstanding. Only stockholders of record at the close of business on August 2, 2002, are entitled to vote at the Annual Meeting and any adjournment or postponement of the meeting. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose relating to the Annual Meeting for ten days prior to the meeting during ordinary business hours at Mace's headquarters located at 1000 Crawford Place, Suite 400, Mt. Laurel, New Jersey 08054.

Voting at the Annual Meeting

   You are entitled to one vote for each share of Mace common stock that you owned of record at the close of business on August 2, 2002. The presence, in person or by proxy, of the holders of a majority of the stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum. Abstentions are counted as "shares present" at the meeting for purposes of determining whether a quorum exists. Abstentions have the effect of a vote "against" any matter as to which they are specified. Proxies submitted by brokers that do not indicate a vote for some or all of the proposals because they do not have discretionary voting authority and have not received instructions as to how to vote on those proposals (so-called "broker non-votes") are considered "shares present" at the meeting for purposes of determining whether a quorum exists. Broker non-votes will not affect the outcome of the vote on any matter unless the matter requires the affirmative vote of a majority of the outstanding shares and in such case will have the effect of a vote "against" that matter.

   The seven nominees for director receiving the highest number of affirmative votes shall be elected as directors. Stockholders do not have the right to cumulate their votes in the election of directors. The other proposal is to be approved by the affirmative vote of a majority of all shares of Mace common stock entitled to vote for such proposal that are represented at the Annual Meeting in person or by proxy.

How To Vote Your Shares

   You may vote in one of two ways:

  . return your completed, signed and dated proxy card before the Annual Meeting; or

  . cast a written ballot in person at the Annual Meeting (you will need a legal proxy from your stockbroker if you hold your shares in street name).

   Voting By Proxy The proxy card has simple instructions. By returning a completed proxy card before the Annual Meeting, you will direct the appointed persons (known as "proxies") to vote your shares at the Annual Meeting in accordance with your instructions. Gregory M. Krzemien and Eduardo Nieves, Jr., will serve as your proxies for the Annual Meeting. If you complete all of the proxy card except for the voting instructions, then the proxies will vote your shares for the election of the nominated directors, and for the ratification of Grant Thornton LLP as Mace's independent auditors. If any nominee for election to the Board is unable to serve, which is not anticipated, then the designated proxies will vote your shares for any substitute nominee chosen by the Board. If any other matters properly come before the Annual Meeting, then the designated proxies will vote your shares in their discretion on such matters.

   How To Revoke Your Proxy You may revoke your proxy at any time before it is exercised at the Annual Meeting by any of the following means:

  . notifying Mace's Secretary in writing (notice to be sent to Mace's executive offices, the address for which is located on the first page of this proxy statement);

  .   submitting another proxy card with a later date; or

  . attending the Annual Meeting and voting by written ballot (mere attendance at the Annual Meeting will not by itself revoke your proxy).

                                 THE PROPOSALS

--------------------------------------------------------------------------------

                          Proposal 1. Election of Directors
--------------------------------------------------------------------------------

   Election of seven directors to the Board of Directors for one-year terms.

                                   Nominees

Louis D. Paolino, Jr.   Mark S. Alsentzer   Jon E. Goodrich     Robert M. Kramer
   Richard B. Muir      Matthew J. Paolino     Constantine N. Papadakis, Ph.D.
--------------------------------------------------------------------------------


About the Nominees

   Each of Mace's nominees currently serves on the Board of Directors. Each nominee indicated that he will serve on the Board if elected. Biographical information for each nominee appears below.

Louis D. Paolino, Jr.
---------------------
Age:                          46
Director Since:               May 24, 1999
Principal Occupation:
   May 24, 1999-Present       President and Chief Executive Officer of
                              Mace
   July 1, 1999-Present       Chairman of the Board of Mace
Recent Business Experience:
   June 1996-December 1998    Chairman of the Board, President and
                              Chief Executive Officer of Eastern
                              Environmental Services, Inc. (a waste
                              management company)

Mark S. Alsentzer
-----------------
Age:                          47
Director Since:               December 15, 1999
Principal Occupation:
   December 1996-Present      Chairman of the Board, President and
                              Chief Executive Officer of US Plastic
                              Lumber Corporation (a plastic lumber and
                              recycling company)
Recent Business Experience:
   1992-December 1996         Vice President of Republic Environmental
                              Systems, Inc. (an environmental services
                              company)
Other Directorships:          US Plastic Lumber Corporation

Jon E. Goodrich
---------------
Age:                                 57
Director Since:                      December 14, 1987
Principal Occupation:
   May 1, 2002-Present               General Manager of Mace's Security
                                     Products Division
   January 1, 2000-Present           President and Owner of Vermont Mill
                                     Properties (a real estate company), and
                                     Vermont Mill Plastics (a plastic bag
                                     manufacturing company)
Recent Business Experience:
   January 1, 2000-April 30, 2002    President and Owner of Mark Sport, Inc.
   March 1997-May 1999               President and Chief Executive Officer of
                                     Mace
   January 1996-March 1997           Chairman of the Board of Mace
   June 1987-January 1996            President and Chief Executive Officer of
                                     Mace
   June 1987-June 1995               Chairman of the Board of Mace
   November 1985-January 1997        Vice President of Gould & Goodrich
                                     Leather, Inc. (a leather products
                                     manufacturer)
   November 1985-January 1997        President of G & G Realty, Inc. (a real
                                     estate management company)

Robert M. Kramer
----------------
Age:                                 49
Director Since:                      July 1, 1999
Principal Occupation:
   May 24, 1999-Present              Executive Vice President, General
                                     Counsel, and Secretary of Mace
   September 2000-Present            Chief Operating Officer of Mace
Recent Business Experience:
   1989-August 2000                  Sole partner of Robert M. Kramer &
                                     Associates, P.C.
   June 1996-December 1998           Executive Vice President, General
                                     Counsel, and Secretary of Eastern
                                     Environmental Services, Inc. (a waste
                                     management company)

Richard B. Muir
---------------
Age:                                 47
Director Since:                      December 15, 1999
Principal Occupation:
   1998-Present                      Vice Chairman of Price Legacy Corporation
                                     (a real estate investment trust), and
                                     President of its subsidiaries, Excel
                                     Legacy Corporation and Excel Legacy
                                     Holdings, Inc. (real estate development
                                     companies)
   1982-Present                      President of Warner Beck, Inc.
                                     (securities broker/dealer firm)
Recent Business Experience:
   1989-May 1999                     Executive Vice President and Secretary of
                                     New Plan Excel Realty Trust, Inc. (a real
                                     estate development company)
Other Directorships:                 Price Legacy Corporation, Excel
                                     Interfinancial Corporation and Warner
                                     Beck, Inc.

Matthew J. Paolino
------------------
Age:                            37
Director Since:                 July 1, 1999
Principal Occupation:
   July 1, 1999-Present         Vice President of Risk Management and
                                Asset Management of Mace
   1994-Present                 President of Premier Concrete, Inc. (a
                                general contractor)
Recent Business Experience:
   1996-December 1998           Vice President of Risk Management, Asset
                                Management and Special Waste Divisions of
                                Eastern Environmental Services, Inc. (a
                                waste management company)
Other Information:              Mr. Paolino is the brother of Louis D.
                                Paolino, Jr., Mace's Chairman of the
                                Board, President and Chief Executive
                                Officer

Constantine N. Papadakis, Ph.D.
-------------------------------
Age:                            56
Director Since:                 May 24, 1999
Principal Occupation:
   1995-Present                 President of Drexel University
Recent Business Experience:
   1986-1995                    Dean of the College of Engineering, Geier
                                Professor of Engineering Education and
                                Professor of Civil Engineering at the
                                University of Cincinnati
Other Directorships:            The Philadelphia Stock Exchange

Recommendation

   The Board of Directors recommends that you vote FOR the election of Louis D. Paolino, Jr., Mark S. Alsentzer, Jon E. Goodrich, Robert M. Kramer, Richard B. Muir, Matthew J. Paolino and Constantine N. Papadakis, Ph.D., to Mace's Board.

  Proposal 2. Ratification of the Board's appointment of Independent Auditors
--------------------------------------------------------------------------------

    Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal 2002.


   The Audit Committee of the Board of Directors selects the independent public accountants to audit Mace's books of account and other corporate records. The Audit Committee's selection of Grant Thornton LLP to audit Mace's books of account and other corporate records for 2002, which has been approved by the Board of Directors, is being submitted to you for ratification.

About Prior Audits

   The rules and regulations of the SEC require Mace to make the following disclosures to you:

   The reports of Grant Thornton LLP on Mace's consolidated financial statements for the fiscal years ended December 31, 2001, 2000 and 1999, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for each of the last three fiscal years, there have been no disagreements between Mace and Grant Thornton LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

   Prior to Grant Thornton LLP's engagement, Ernst & Young LLP had served as Mace's independent auditors from May 1999 until January 10, 2000. Ernst & Young LLP resigned on January 10, 2000 as a result of a business conflict. Ernst & Young LLP issued an opinion with respect to the audit of the consolidated balance sheet of Mace as of December 31, 1998, and the related consolidated statements of operations, stockholders' equity, and cash flows for each of the two years in the period ended December 31, 1998, as restated for three "pooling of interest" acquisitions completed in 1999. The reports of Ernst & Young LLP on Mace's consolidated financial statements as restated for the two years ended December 31, 1998, did not contain any adverse opinion or disclaimer of opinion, or modification or qualification as to uncertainty, audit scope or accounting principles. In connection with its audits for those two years, there were no disagreements between Mace and Ernst & Young LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Ernst & Young LLP, would have caused them to refer to any such disagreements in their report on Mace's consolidated financial statements for such years.

Presence of Independent Auditors

   Representatives of Grant Thornton LLP will be at the Annual Meeting, will have the opportunity to make a statement at the Annual Meeting if they desire to do so, and will be available to respond to appropriate questions. Representatives of Ernst & Young LLP are not expected to be present at the Annual Meeting.

Recommendation

   The Board of Directors recommends that you vote FOR the ratification of Grant Thornton LLP as Mace's independent auditors for fiscal year 2002.

              ABOUT THE BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

About the Board and its Committees

   Mace's Board is comprised of seven directors. Unless a director earlier resigns or is removed, each director serves a one-year term, holding office until the next Annual Meeting of Stockholders and until his successor is elected and qualified. At Mace's 1999 Annual Meeting, each of the present directors was elected to the Board. Each director was re-elected to another term at Mace's 2000 Annual Meeting, and each was again re_elected to his present term at Mace's 2001 Annual Meeting of Stockholders on December 12, 2001.

   Mace's Board held seven formal meetings during 2001. During 2001, all directors, other than Mark S. Alsentzer and Dr. Constantine N. Papadakis, Ph.D., attended at least 92% of Mace's Board meetings and the meetings of the committees of the Board on which they served. Mark S. Alsentzer and Dr. Constantine N. Papadakis, Ph.D., attended 80% and 43%, respectively, of Mace's Board meetings and meetings of the committees of the Board on which they serve. Mace's Board has standing Audit, Compensation, and Acquisition Committees. The following chart describes the composition and functions of the Committees.

                               BOARD COMMITTEES

                                                No. of
                                               Meetings
Committee                Members             Held in 2001                 Functions
---------                -------             ------------                 ---------

Audit        Mark S. Alsentzer                    3       . Recommends selection of independent
             Constantine N. Papadakis, Ph.D.                 auditors to the Board.
             Richard B. Muir                              . Confers with independent auditors and
                                                             internal personnel on the scope of
                                                             auditor's examinations.
                                                          . Reviews internal audit controls and
                                                             procedures.
                                                          . Reviews related party transactions.

Compensation Constantine N. Papadakis, Ph.D.      3       . Recommends executive compensation.
             Richard B. Muir                              . Administers Mace's Nonqualified Stock
             Louis D. Paolino, Jr.                           Option Plan.
                                                          . Administers Mace's 1999 Stock Option
                                                             Plan.

Acquisition  Louis D. Paolino, Jr.                1       . Reviews and approves acquisitions
             Robert M. Kramer                                having a value of $5,000,000 or less.
             Matthew J. Paolino                           . Reviews and approves loans and
                                                             financing arrangements having a value
                                                             of $5,000,000 or less.

Director Compensation

   Until July 1, 1999, directors who were not employees of Mace received fees of $500 per Board or Committee meeting attended. Such directors also were entitled to receive reasonable travel and out-of-pocket expenses relating to their attendance at such meetings. Commencing on July 1, 1999, Mace ceased paying fees to directors, but continues to pay non-employee directors reasonable travel and out-of-pocket expenses relating to their attendance at meetings.

   On October 18, 2000, Mace granted options to purchase 20,000 shares of Mace common stock at $1.2813 per share to each of Mace's outside directors, Richard
B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., for their service on the Board of Directors during 2000. Additionally, on October 18, 2000, Mace granted options to purchase 10,000 shares of Mace common stock at $1.2813 per share to each of Mace's directors, Louis D. Paolino, Jr., Robert M. Kramer, Matthew J. Paolino, Jon E. Goodrich, Richard B. Muir, Mark S. Alsentzer and Constantine N. Papadakis, Ph.D., for agreeing to serve on the Board of Directors for 2001. Additionally, on April 4, 2002, Mace's outside directors, Richard B. Muir, Mark
S. Alsentzer and Constantine N. Papadakis, Ph.D., were each granted options to purchase 25,000 shares of Mace common stock at $1.18 per share for their service on the Board of Directors in 2002.

Executive Officers and Directors

   Set forth below is certain information concerning the executive officers and directors of Mace.

Name                            Age                            Position
----                            ---                            --------
Louis D. Paolino, Jr........... 46  Director, Chairman of the Board, President, and Chief Executive
                                      Officer
Robert M. Kramer............... 49  Director, Chief Operating Officer, Executive Vice President,
                                      General Counsel, and Secretary
Gregory M. Krzemien............ 43  Chief Financial Officer and Treasurer
Ronald R. Pirollo.............. 43  Chief Accounting Officer and Controller
Matthew J. Paolino............. 37  Director and Vice President
Mark S. Alsentzer.............. 47  Director
Jon E. Goodrich................ 57  Director
Richard B. Muir................ 47  Director
Constantine N. Papadakis, Ph.D. 56  Director

Compensation of Certain Executive Officers

   The following table provides summary information concerning cash and certain other compensation paid or accrued by Mace to or on behalf of Mace's Chief Executive Officer and each of the other most highly compensated executive officers of Mace whose compensation exceeded $100,000 (the "Named Executive Officers") for the three years ended December 31, 2001, 2000, and 1999.

                        SUMMARY COMPENSATION TABLE (1)

                                                      Annual Compensation
                                                      -------------------  Long-term Compensation Awards:
Name and Principal Positions                     Year  Salary     Bonus   Securities Underlying Options (#)
----------------------------                     ----  --------  -------  ---------------------------------
Louis D. Paolino, Jr............................ 2001 $320,000        --                    --
  Chairman of the Board, President and           2000 $320,001        --                10,000
  Chief Executive Officer (2)                    1999 $201,565        --                    --

Robert M. Kramer................................ 2001 $137,500        --               100,000
  Chief Operating Officer, Executive Vice        2000 $125,000        --                10,000
  President, General Counsel and Secretary (3)   1999 $ 76,953        --               237,209

Gregory M. Krzemien............................. 2001 $121,000        --               100,000
  Chief Financial Officer                        2000 $110,001        --                    --
  and Treasurer (3)                              1999 $ 67,723        --               125,000

Ronald R. Pirollo............................... 2001 $112,500        --                60,000
  Chief Accounting Officer                       2000 $ 91,845   $10,000                10,000
  and Controller (3)                             1999 $ 38,854        --                50,000

--------
(1) The columns captioned "Annual Compensation--Other Annual Compensation," "Long-term Compensation--restricted Stock Awards," and "All other Compensation" have been omitted because, in the first case, none of the Named Officers received other annual compensation exceeding either $50,000 or 10% of such officer's total annual salary and bonus and, in the other cases, because Mace (i) made no restricted stock awards, (ii) maintained no long-term incentive plan, and (iii) paid no other compensation to the Named Officers, in each case during the fiscal year ended December 31, 2001. Additionally, Mace has not issued any stock appreciation rights (SARs) in any of the past three years.
(2) Mr. Louis D. Paolino, Jr. has served as President and Chief Executive Officer since May 24, 1999, and Chairman of the Board since July 1, 1999.
(3) Employment commenced on March 26, 1999. A partial year's base compensation was paid in the fiscal year ended December 31, 1999.

Equity Compensation Plan Information

   Stock options are issued periodically to employees at an exercise price of no less than the then current market price of the Common Stock and generally expire ten years from the date of grant. Allocation of available options and vesting schedules are at the discretion of the Compensation Committee and are determined by potential contribution to, or impact upon, the overall performance of the Company by the executives and employees. Stock options are also issued periodically to members of the Board of Directors. These options may have similar terms as those issued to officers or may vest immediately. The purpose of the Stock Option Plan, which has been approved by the stockholders of the Company, is to provide a means of performance-based compensation in order to provide incentive for the Company's employees. Warrants have been issued in connection with the purchase and sale of certain businesses and to a director. The terms of the warrants have been established by the Board of Directors of the Company. Certain of the warrants have been approved by stockholders.

   The following table sets forth certain information regarding the Company's Stock Option Plan and warrants as of December 31, 2001.

                                                                                                (c)
                                                                         (b)            Number of securities
                                                    (a)           Weighted average    remaining available for
                                          Number of securities to exercise price of future issuance under equity
                                          be issued upon exercise    outstanding         compensation plans
                                          of outstanding options, options, warrants    (excluding securities
Plan Category                               warrants and rights      and rights       reflected in column (a))
-------------                             ----------------------- ----------------- ----------------------------
Equity compensation plans approved by
  stockholders...........................        3,465,113              $2.79                12,942,791
Equity compensation plans not approved by
  stockholders...........................          889,100              $3.46                       N/A

Option and Warrant Grants in Last Fiscal Year

   The following table sets forth certain information concerning individual grants of stock options to the Named Executive Officers during the fiscal year ended December 31, 2001.

                     OPTION GRANTS IN LAST FISCAL YEAR (1)
                              (Individual Grants)

                                                                     Potential Realizable
                                     % of Total                      Value at Assumed
                         Number of    Options                        Rates of Stock Price
                         Securities  Granted to                      Appreciation for
                         Underlying  Employees  Exercise               Option Term
                          Options    in Fiscal    Price   Expiration --------------------
Name                      Granted     Year (1)  Per Share    Date      5%        10%
----                     ----------  ---------- --------- ----------  -------   --------
Louis D. Paolino, Jr....       --         --         --         --        --         --
Gregory M. Krzemien.....  100,000(2)    28.7%    $.6875    3/30/11   $43,237   $109,570
Robert M. Kramer........  100,000(2)    28.7%    $.6875    3/30/11   $43,237   $109,570
Ronald R. Pirollo.......   60,000(2)    17.2%    $.6875    3/30/11   $25,942   $ 65,730

--------
(1) The Company granted options and warrants to employees to purchase a total of 348,500 shares of common stock during the fiscal year ended December 31, 2001. All of these grants were made at fair market value.
(2) Options vest at the rate of 25% every six months from March 30, 2001, the date of grant.

Aggregated Option and Warrant Exercises in Last Fiscal Year

   The following table sets forth certain information regarding stock options of the Named Executive Officers during the fiscal year ended December 31, 2001, including the number and value of exercisable and unexercisable stock options as of December 31, 2001. No options were exercised by any of the Named Executive Officers during the fiscal year ended December 31, 2001. In-the-money options are those for which the fair market value of the underlying securities exceeds the exercise price of the option. The closing transaction price of the Company's common stock on December 31, 2001, was $0.86 per share.

                AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                          AND YEAR-END OPTION VALUES

                           Number of Securities
                          Underlying Unexercised     Value of Unexercised
                             Options at Fiscal       In-the-money Options/
                               Year End 2001           SARs at Year End
-                        ------------------------- -------------------------
Name                     Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- ------------- ----------- -------------
Louis D. Paolino, Jr....    10,000           --          --            --
Gregory M. Krzemien.....   120,737      104,263      $4,313       $12,938
Robert M. Kramer........   146,629      163,371      $4,313       $12,938
Ronald R. Pirollo.......    56,250       63,750      $2,588       $ 7,763

Employment Agreements

  Louis D. Paolino, Jr., Employment Agreement

   Mace currently employs Louis D. Paolino, Jr., as its President and Chief Executive Officer under a four-year employment agreement dated May 24, 1999. The principal terms of the employment agreement include: annual salary of $350,000; provision of certain medical and other employee benefits; prohibition against competing with Mace during employment and for a three month period following a termination of employment; and a $7,000,000 payment in the event that Mr. Paolino's employment is terminated for any reason, except for death or disability.

  Other Executive Employment Agreements

   Mace currently employs Robert M. Kramer, Gregory M. Krzemien, Ronald R. Pirollo and Matthew J. Paolino under four-year employment agreements dated March 26, 1999, expiring on March 26, 2003. Each employment agreement provides for annual salary, certain medical and other employee benefits, and a prohibition against competing with Mace during employment and for a three month period following a termination of employment. In addition, Mace granted to each of these executive officers options to purchase shares of Mace common stock at $2.6875 per share that vest over a period of four years, except in the event of a change of control or employment termination without cause, in which case such options vest immediately. The table below discloses the current salary and initial option grants for these executive officers.

                                                               Current  Initial
                                                               Annual   Option
Name                                   Office                  Salary    Grant
----                                   ------                  -------- -------
Robert M. Kramer...... Chief Operating Officer, Executive Vice $156,250 200,000
                         President, General Counsel, and
                         Secretary

Gregory M. Krzemien... Chief Financial Officer and Treasurer   $135,500 125,000

Ronald R. Pirollo..... Chief Accounting Officer and Controller $118,500  50,000

Matthew J. Paolino.... Vice President of Risk Management and   $ 45,000 125,000
                         Asset Management

Biographical Information for Non-Director Executive Officers

   Set forth below is certain biographical information about the executive officers of Mace who are not nominees to the Board:
Gregory M. Krzemien
-------------------
Age:                            43
Principal Occupation:
   May 24, 1999-Present         Chief Financial Officer and Treasurer of Mace
Recent Business Experience:
   August 1992-December 1998    Chief Financial Officer and Treasurer of
                                Eastern Environmental Services, Inc.

Ronald R. Pirollo
-----------------
Age:                            43
Principal Occupation:
   July 1, 1999-Present         Chief Accounting Officer and Controller of
                                Mace
Recent Business Experience:
   July 1997-December 1998      Controller of Eastern Environmental
                                Services, Inc.
   1995-June 1997               Vice President-Finance of Envirite
                                Corporation

Section 16(a) Beneficial Ownership Reporting Compliance

   Based upon Mace's review of copies of such reports furnished to it and upon representations of covered persons that no other reports were required, to Mace's knowledge, all of the Section 16(a) filings required to be made by the covered persons with respect to 2001 were made on a timely basis, except that a Form 4 relating to two Mace stock transactions in December 2001 for Mark S. Alsentzer was filed on February 8, 2002 rather than by January 10, 2002.

Compensation Committee Interlocks and Insider Participation

   Throughout fiscal 2001, the Compensation Committee of the Company's Board of Directors consisted of directors Louis D. Paolino, Jr., Richard B. Muir and Constantine N. Papadakis, Ph.D. Louis D. Paolino, Jr. is the Company's Chairman, Chief Executive Officer, and President. No executive officer of Mace served as a director or compensation committee member of any entity of which Messrs. Paolino, Muir or Papadakis was an executive officer or director.

   In August 1999, Mace entered into a month-to-month lease arrangement with Bluepointe, Inc., a corporation controlled by Louis D. Paolino, Jr., Mace's Chairman, Chief Executive Officer and President, for Mace's executive offices in Mt. Laurel, New Jersey. The lease arrangement provided for monthly rental payments of $10,000. This monthly lease payment was considered to be more favorable than could be obtained on the open market for similar facilities. Effective August 1, 2000, after a survey of local real estate market pricing and upon the approval of the Audit Committee, Mace entered into a five year lease with Bluepointe, Inc. which provides for an initial monthly rental payment of $15,962, which increases by 5% per year in the third through fifth years of the lease. Mace believes that the terms of this lease (based on an annual rate of $19.00 per square foot ) are competitive when compared to similar facilities in the Mt. Laurel, New Jersey area. Mace has also entered into a three_year furniture lease/purchase agreement with Bluepointe, Inc., dated January 1, 2001, which provided for an initial payment of $20,000 and monthly rental payments thereafter of $4,513, for the use of the furnishings in Mace's executive offices. The rental rates were based upon a third-party valuation of the furnishings, and Mace believes that the terms of the furniture lease are competitive with similar leasing arrangements available in the local area.

   Mace purchased charter airline services from Air Eastern, Inc., and LP Learjets, LLC, charter airline companies owned by Louis D. Paolino, Jr., Mace's Chairman, Chief Executive Officer and President. Mace paid $60,000 in fiscal 2001 and $25,544 through July 1, 2002, for such services. In 2001, an additional $15,000 was paid to Aeroways, Inc., a chartered air service company not affiliated with Louis D. Paolino, Jr., for the direct costs of flying the Learjet 31A owned by LP Learjets, LLC. Mace believes that the rates charged are competitive when compared with similar services provided by independent airline charter companies. On November 6, 2001, the Audit Committee approved an arrangement subject to quarterly review under which the Company pays
LP Learjets, LLC $5,109 per month for the right to use a Learjet 31A for 100 hours per year. Additionally, when the Learjet 31A is used, the Company pays to Aeroways, Inc., the direct costs of the Learjet's per-hour use, which include fuel, pilot fees, engine insurance and landing fees.

Compensation Committee Report on Executive Compensation

   Throughout fiscal 2001, the Compensation Committee of the Company's Board of Directors consisted of directors Louis D. Paolino, Jr., Richard B. Muir and Constantine N. Papadakis, Ph.D.

   The following report of the Compensation Committee is required by the rules of the Commission to be included in this proxy statement and addresses the Company's executive compensation policies for the fiscal year ended December 31, 2001. This report shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended (the "Securities Act"), or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), by virtue of any general statement in such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

   General. The Company's compensation policies for executives are intended to further the interests of the Company and its stockholders by encouraging growth of its business through securing, retaining, and motivating management employees of high caliber who possess the skills necessary to the development and growth of the Company.

   The Company's compensation package consists of three major components: base compensation, stock options, and performance bonuses. Together these elements comprise total compensation value. The total compensation paid to the Company's executive officers is influenced significantly by the need (i) to attract management employees with a high level of expertise and (ii) to motivate and retain key executives for the long-term success of the Company and its stockholders.

   The fiscal year ended December 31, 2001, was an important year for the Company. In the first year following the change of control of the Company in June 1999, the Company's executive management team pursued an aggressive acquisition and growth strategy. The implementation and management of this strategy required unusual amounts of time, attention, and effort from the Company's executive officers. Subsequently, in 2001, Mace has focused its management efforts on consolidating and streamlining the acquired operations in order to maximize operating profits and improve its operating results when compared to fiscal 2000. Additionally, the financing and re-financing of the Company's long-term debt demanded significant time and attention. The Compensation Committee considered these numerous factors in formulating its executive compensation policies and practices for fiscal 2001. The Committee also considered the Deloitte & Touche study of compensation levels dated November 28, 2000 for each executive position when determining compensation.

   Base Compensation. The Committee established annual base salary levels for its executives based on competitive data, level of experience, position, responsibility, and individual and Company performance. The Company has sought to maintain total cash compensation levels for executives other than the Chief Executive Officer below the median in the range of survey data, which included companies providing consumer services on a national basis. The Committee has used comparative data provided by Deloitte & Touche.

   Stock Options. The Company grants stock options to its executive management under its employee stock option plans. Option grants are intended to offer significant returns if the Company is successful and, therefore, create significant incentives to devote the effort called for in order to implement the Company's strategic plan. The Compensation Committee believes that executives' interests are directly tied to enhanced stockholder value. Thus, stock options are used to provide the executive management team with a strong incentive to perform in a manner that should result in the long_term success of the Company.

   Performance Bonuses and Stock Options. The Company maintains the option to supplement base compensation with awards of performance bonuses in the form of cash and stock options to reward efforts undertaken by its key executive officers which are extraordinary in nature.

   Chief Executive Officer Compensation. Mr. Paolino, in his capacity as Chairman of the Board, Chief Executive Officer, and President, participates in the same compensation programs as the other executive officers. The Committee did not increase Mr. Paolino's compensation from his contracted-for compensation. The Committee believes that Mr. Paolino's compensation is competitive with the amount paid by companies in similar industries and competitive situations, as supported by a competitive compensation analysis conducted by Deloitte & Touche and the Compensation Committee's review of Mr. Paolino's salary in the context of (i) the Company's performance and growth, and (ii) compensation packages of chief executive officers at comparable companies.

                                        The Compensation Committee of the Board
                                          of Directors

                                        Louis D. Paolino, Jr.
                                        Richard B. Muir
                                        Constantine N. Papadakis, Ph.D.

Performance Graph

   The following line graph and table compare, for the five most recently concluded fiscal years, the yearly percentage change in the cumulative total stockholder return, assuming reinvestment of dividends, on the Company's Common Stock with the cumulative total return of companies on the NASDAQ and an index comprised of certain companies in similar service industries (the "Selected Peer Group Index")./(1)/

                    COMPARE 5-YEAR CUMULATIVE TOTAL RETURN
                   AMONG MACE SECURITY INTERNATIONAL, INC.,
                   NASDAQ MARKET INDEX AND PEER GROUP INDEX



                                    [CHART]



                     ASSUMES $100 INVESTED ON JAN. 1, 1997
                          ASSUMES DIVIDEND REINVESTED
                     FISCAL YEAR ENDING DECEMBER 31, 2001
--------
(1) The Selected Peer Group Index is comprised of securities of Lo-Jack Corporation and Precision Auto Care, Inc.

   There can be no assurance that the Company's stock performance will continue into the future with the same or similar trends depicted by the graph above. The Company neither makes nor endorses any predictions as to future stock performance.

      COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN AMONG MACE SECURITY INTERNATIONAL, INC., THE NASDAQ MARKET INDEX, AND SELECTED PEER GROUP

                                                December 31,
                                  -----------------------------------------
                                   1996   1997   1998   1999   2000   2001
                                  ------ ------ ------ ------ ------ ------
Mace Security International, Inc. 100.00  70.00 135.00 330.00  72.48  68.80
Nasdaq Market Index.............. 100.00 122.32 172.52 304.29 191.25 152.46
Selected Peer Group.............. 100.00 147.50 107.41  60.70  66.00  47.67

   The Performance Graph set forth above shall not be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act by virtue of any general statement in such filing incorporating this proxy statement by reference, except to the extent that the Company specifically incorporates the information contained in this section by reference, and shall not otherwise be deemed filed under either the Securities Act or the Exchange Act.

Audit Committee Report

   The Audit Committee of Mace's Board of Directors is composed of three independent directors, as defined by Nasdaq rules, and operates under a written charter adopted by the Board of Directors, which is included as amended in this proxy statement as Appendix A.

   Mace's management is responsible for the Company's internal controls and the financial reporting process. Grant Thornton LLP, Mace's independent auditors, is responsible for performing an independent audit of Mace's consolidated financial statements in accordance with auditing standards generally accepted in the United States and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes and review all related party transactions. In this context, the Audit Committee has met and held discussions with management and Grant Thornton LLP. Management has represented to the Audit Committee that Mace's consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and Grant Thornton LLP. The Audit Committee discussed with Grant Thornton LLP matters required to be discussed by Statement on Auditing Standards No. 61 (Communication With Audit Committees). Grant Thornton LLP also provided to the Audit Committee the written disclosures required by Independence Standards Board Standard No. 1 (Independence Discussions With Audit Committees), and the Audit Committee discussed with Grant Thornton LLP that firm's independence.

   Based on the Audit Committee's discussion with management and Grant Thornton LLP, and the Audit Committee's review of management's representation and Grant Thornton LLP's report to the Audit Committee, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in Mace's Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

                                          The Audit Committee of the Board of
                                            Directors

                                          Mark S. Alsentzer, Chairman
                                          Richard B. Muir
                                          Constantine N. Papadakis, Ph.D.

Audit Fees and Related Matters

   Audit Fees. Mace was billed $89,660 by Grant Thornton LLP for the audit of Mace's annual financial statements for the fiscal year ended December 31, 2001, and for the review of the financial statements included in Mace's Quarterly Reports on Forms 10-Q filed during 2001.

   Financial Information Systems Design and Implementation Fees. Grant Thornton LLP did not render professional services to Mace relating to financial information systems design and implementation during 2001.

   All Other Fees. Mace was billed $8,737 for non-audit services, principally tax and SEC compliance services, rendered by Grant Thornton LLP during 2001.

   Other Matters. The Audit Committee of the Board of Directors has considered whether the provision of information technology services and other non-audit services is compatible with maintaining the independence of Mace's independent auditors, Grant Thornton LLP.

                      THE PRINCIPAL STOCKHOLDERS OF MACE

Beneficial Ownership

   The following beneficial ownership table sets forth information as of July 31, 2002, regarding beneficial ownership of shares of Mace common stock by the following persons:

  . each person who is known to Mace to own beneficially more than 5% of the outstanding shares of Mace common stock, based upon Mace's records or the records of the Securities and Exchange Commission;

  .   each director and director-nominee of Mace;

  .   each Named Executive Officer; and

  .   all directors and executive officers of Mace as a group.

   Unless otherwise indicated, to Mace's knowledge, all persons listed on the beneficial ownership table below have sole voting and investment power with respect to their shares of Mace common stock. Shares of Mace common stock subject to options or warrants exercisable within 60 days of July 31, 2002, are deemed outstanding for the purpose of computing the percentage ownership of the person holding such options or warrants, but are not deemed outstanding for computing the percentage ownership of any other person.

                                                                      Shares of    Percentage of
                                                                       Common         Common
                                                                        Stock          Stock
Name and Address of Beneficial Owner                                    Owned        Owned (1)
------------------------------------                                ----------     -------------
Louis D. Paolino, Jr...............................................  6,529,364(2)      24.6%
  1000 Crawford Place, Suite 400
  Mt. Laurel, NJ 08054

Excel Legacy Holdings, Inc.........................................  3,812,500(3)      15.0
  16955 Via Del Campo
  San Diego, CA 92127

Mark S. Alsentzer..................................................  1,105,000(4)       4.3

Jon E. Goodrich....................................................    861,049(5)       3.4

Matthew J. Paolino.................................................    524,078(6)       2.1

Robert M. Kramer...................................................    499,650(7)       1.9

Gregory M. Krzemien................................................    275,500(8)       1.1

Ronald R. Pirollo..................................................    118,750(9)         *

Constantine N. Papadakis, Ph.D.....................................     95,000(10)        *

Richard B. Muir....................................................     58,000(11)        *

All current directors and executive officers as a group (9 persons) 10,066,391(12)     36.4

--------
   * Less than 1% of the outstanding shares of Mace common stock.

 (1) Percentage calculation is based on 25,349,027 shares outstanding on July 31, 2002.
 (2) Includes (i) warrants to acquire 1,136,364 shares, (ii) options to purchase 68,334 shares, and (iii) 1,162,750 shares for which Louis D. Paolino, Jr., has been granted irrevocable proxies to vote such shares. See "Irrevocable Proxies Granted to Louis D. Paolino, Jr." below.
 (3) Includes (i) 3,500,000 shares and (ii) warrants to purchase 62,500 shares, all held by Millennia Car Wash LLC, a limited liability company wholly owned by Excel Legacy Holdings, Inc.
 (4) Includes (i) warrants to purchase 50,000 shares and (ii) options to purchase 55,000 shares.
 (5) Includes (i) options to purchase 10,000 shares and (ii) 15,500 shares held by Jon Goodrich's wife. Jon Goodrich disclaims beneficial ownership of the shares owned by his wife.

 (6) Includes options to purchase 120,369 shares.
 (7) Includes (i) warrants to acquire 75,000 shares and (ii) options to purchase 285,001 shares.
 (8) Includes options to purchase 225,000 shares.
 (9) Includes options to purchase 108,750 shares.
(10) Represents options to purchase 95,000 shares.
(11) Includes options to purchase 55,000 shares.
(12) See Notes 2, 4, 5, 6, 7, 8, 9, 10 and 11 above.

Irrevocable Proxies Granted to Louis D. Paolino, Jr.

   The following stockholders have granted to Louis D. Paolino, Jr., irrevocable proxies for the sole power to vote, but not to dispose of, the 1,162,750 aggregate shares of Mace common stock owned by such stockholders until the expiration date of such proxies:

Stockholder                               Shares   Expiration Date of Proxies
-----------                              --------- --------------------------
D. Nagelberg & B. Nagelberg, Trustees
  of Nagelberg family trust.............   581,375          10-05-03
Joyce Heller............................   236,000          10-05-03
Ronald I. Heller IRA....................   345,375          10-05-03
                                         ---------
                                         1,162,750
                                         =========

                            ADDITIONAL INFORMATION

Certain Relationships and Related Party Transactions

   In August 1999, Mace entered into a month-to-month lease arrangement with Bluepointe, Inc., a corporation controlled by Louis D. Paolino, Jr., Mace's Chairman, Chief Executive Officer and President, for Mace's executive offices in Mt. Laurel, New Jersey. The lease arrangement provided for monthly rental payments of $10,000. This monthly lease payment was considered to be more favorable than could be obtained on the open market for similar facilities. Effective August 1, 2000, after a survey of local real estate market pricing and upon the approval of the Audit Committee, Mace entered into a five year lease with Bluepointe, Inc. which provides for an initial monthly rental payment of $15,962, which increases by 5% per year in the third through fifth years of the lease. Mace believes that the terms of this lease (based on an annual rate of $19.00 per square foot ) are competitive when compared to similar facilities in the Mt. Laurel, New Jersey area. Mace has also entered into a three_year furniture lease/purchase agreement with Bluepointe, Inc., dated January 1, 2001, which provided for an initial payment of $20,000 and monthly rental payments thereafter of $4,513, for the use of the furnishings in Mace's executive offices. The rental rates were based upon a third-party valuation of the furnishings, and Mace believes that the terms of the furniture lease are competitive with similar leasing arrangements available in the local area.

   The Company purchased charter airline services from Air Eastern, Inc., and LP Learjets, LLC, charter airline companies owned by Louis D. Paolino, Jr., the Company's Chairman, Chief Executive Officer and President. The Company paid $60,000 in fiscal 2001 and $25,544 through July 1, 2002 for such services. An additional $15,000 was paid in 2001 to Aeroways, Inc., a chartered air service company not affiliated with Louis D. Paolino, Jr., for the direct costs of flying the Learjet 31A owned by LP Learjets, LLC. The Company believes that the rates charged are competitive when compared with similar services provided by independent airline charter companies. On November 6, 2001, the Audit Committee approved an arrangement subject to quarterly review under which the Company pays LP Learjets, LLC $5,109 per month for the right to use a Learjet 31A for 100 hours per year. Additionally, when the Learjet 31A is used, the Company pays to Aeroways, Inc., the direct costs of the Learjet's per-hour use, which include fuel, pilot fees, engine insurance and landing fees.

   Until September 2000, Robert M. Kramer, the Company's Chief Operating Officer, Executive Vice President, General Counsel, Secretary and a director, was engaged in the part-time practice of law through Robert M. Kramer & Associates, P.C., a professional corporation owned by Mr. Kramer. Robert M. Kramer & Associates, P.C., had rendered legal services to the Company from April 1999 to August of 2000. The Company paid such corporation approximately $15,000 in 2001. The Company has not paid such corporation for legal services since January 2001 and does not anticipate any future payments.

   In 2001, the Company hired Premier Concrete, Inc., a company controlled by Matthew J. Paolino, the Company's Vice President and a director, to assist with underground tank removal and complete pavement re-surfacing at one of the Company's car wash locations. Premier Concrete, Inc., the lowest responsible bidder for the contract, was paid $34,450 for its services in 2001. The Company believes that the rates charged are competitive when compared with similar service provided by independent contractors.

   In February 2000, the Company entered into a Management Agreement with Mark Sport, Inc. ("Mark Sport"), a Vermont corporation controlled by Jon E. Goodrich, a director of the Company. The Management Agreement entitled Mark Sport to operate the Company's Security Products Division and receive all profits or losses for a seven-month term beginning January 1, 2000. The Management Agreement was extended several times through amendments with the most recent through July 22, 2002. The Management Agreement required Mark Sport to pay the Company $20,000 per month beginning February 2000 and continuing through the term of the Management Agreement as extended. Additionally, Mark Sport was required to pay the Company an amount equal to the amortization and depreciation on the assets of the division at the end of the term of the Management Agreement. During the term of the Management Agreement, Mark Sport was required to operate the division in substantially the same manner as it was operated prior to the Management Agreement. On February 21, 2002,

Mark Sport and the Company amended the Management Agreement. The amendment extended the term of the Management Agreement through April 30, 2002, and reconciled the amount owed by Mark Sport to the Company under the Management Agreement from February 2000 through December 31, 2001. Mark Sport and the Company agreed in the amendment that Mark Sport, as of December 31, 2001, owes the Company $126,847, resulting in a resolution of certain disputes and a reduction of the amounts owed by Mark Sport of approximately $92,000. The Management Agreement expired on April 30, 2002 and was further amended on July 22, 2002 to reconcile the amount owed by Mark Sport to Mace under the Management Agreement for the period January 1, 2002 through April 30, 2002. Mark Sport and Mace agreed in their final amendment that Mark Sport owes the Company $100,000 for this period, resulting in a resolution of certain disputes and a reduction of the amounts recorded by the Company as owed by Mark Sport of approximately $39,000. At August 1, 2002, Mark Sport owes the Company $127,000.

   The Company's Security Products Division leases manufacturing and office space under a five-year lease with Vermont Mill, which provides for monthly lease payments of $6,667 beginning November 15, 1999. Vermont Mill is controlled by Jon E. Goodrich, a director of the Company. On February 25, 2002, the Company and Vermont Mill amended the lease. The original lease provided that Vermont Mill could increase the lease payment $0.50 per square foot upon demonstration that Vermont Mill had a higher paying third party tenant for the space occupied by the Company. The lease amendment clarifies that the Company occupies 44,000 square feet in Vermont Mill at a rental rate of $2.50 per square foot per year. The Company believes that the revised lease rate is lower than lease rates charged for similar properties in the Bennington, Vermont area. On July 22, 2002, the lease was further amended to provide Mace the option and right to cancel the lease with proper notice and a payment equal to six months of the then current rent for the leased space occupied by Mace.

   Vermont Mill borrowed a total of $228,671 from the Company through December 31, 2001. On February 22, 2002, Vermont Mill executed a three year promissory note with monthly installments of $7,061 including interest at a rate of 7%. The Company's Lease Agreement with Vermont Mill provides for a right of offset of lease payments against this promissory note in the event monthly payments are not made by Vermont Mill. At July 31, 2002, the balance owed on this promissory note was $199,701.

Deadline For Stockholder Proposals

   April 9, 2003, is the deadline for stockholders to submit proposals pursuant to Rule 14a-8 of the Exchange Act for inclusion in Mace's Proxy Statement for Mace's 2003 Annual Meeting of Stockholders. A notice of a stockholder proposal submitted outside of the processes of Rule 14a-8 of the Exchange Act is considered untimely after June 23, 2003, and Mace's proxy for the 2003 Annual Meeting of Stockholders may confer discretionary authority to vote on such matter without any discussion of such matter in the proxy statement for such meeting.

Mace's Annual Report

   A copy of Mace's 2001 Annual Report to Stockholders (including its Annual Report on Form 10-K, with financial statements and schedules, but excluding exhibits) accompanies this proxy statement, but it is not to be regarded as proxy solicitation material. Upon request and with the payment of a reasonable fee, Mace will furnish to record and beneficial holders of its common stock copies of exhibits to the Form 10-K. Direct all requests for copies of the above materials to Eduardo Nieves, Jr., Investor Relations, at the offices of Mace set forth on page 1 of this proxy statement.

                                         By Order of the Board of Directors,

                                         /s/  ROBERT M. KRAMER

Mt. Laurel, New Jersey                   Robert M. Kramer
August 7, 2002                           Secretary

                                                                     APPENDIX A

                       MACE SECURITY INTERNATIONAL, INC.
                        AMENDED AUDIT COMMITTEE CHARTER

I. Purpose

   The purpose of the Audit Committee (the "Committee") is to provide assistance to the Board of Directors (the "Board") of Mace Security International, Inc. (the "Company"), in fulfilling the Board's oversight responsibilities regarding the Company's accounting and system of internal controls and the quality and integrity of the Company's independent auditors. In so doing, the Committee should endeavor to maintain free and open means of communication between the members of the Committee, the other members of the Board, the independent auditors and the management of the Company.

   In the exercise of its oversight, it is not the duty of the Committee to plan or conduct audits or to determine that the Company's financial statements fairly present the Company's financial position and results of operations in accordance with generally accepted accounting principles. Instead, such duties remain under the oversight of management and the independent auditors.

II. Membership

   The Committee shall be composed of three or more members of the Board. The members shall be appointed by action of the Board and shall serve at the discretion of the Board. Each Committee member shall be "financially literate" as determined by the Board in its business judgement and shall satisfy the "independence" requirements of the New York Stock Exchange and NASDAQ. At least one member of the Committee shall have "accounting or related financial management expertise," as determined by the Board in its business judgement.

III. Committee Organization and Procedures

    A. The members of the Committee shall appoint a Chair of the Committee by majority vote. The Chair (or in his or her absence, a member designated by the Chair) shall preside at all meetings of the Committee.

    B. The Committee shall have the authority to establish its own rules and procedures consistent with the bylaws of the Company for notice and conduct of its meetings, should the Committee, in its discretion, deem it desirable to do so.

    C. The Committee may, in its discretion, include in its meetings members of the Company's financial management, representatives of the independent auditors, representatives of the internal auditor and other financial personnel employed or retained by the Company. The Committee may meet with the independent auditors or internal auditors in separate executive sessions to discuss any matters that the Committee believes should be addressed privately, without management's presence. The Committee may likewise meet privately with management, as it deems appropriate.

    D. The Committee may, at its discretion, utilize the services of the Company's regular corporate legal counsel with respect to legal matters or, at its discretion, retain outside legal counsel if it determines that such counsel is necessary or appropriate under the circumstances. Should the Committee exercise its authority under this provision, then during any calendar year the expenses the Committee is authorized to incur, without the approval of the Board, shall be limited to $25,000. The incurrence of expenses in excess of $25,000 per calendar year must be approved by a majority of the Board of Directors.

IV. Key Functions

   The Committee and the Board recognize that the Company's management is responsible for preparing the Company's financial statements and that the independent auditors are responsible for auditing those financial statements. Additionally, the Committee and the Board recognize that financial management, including the internal accounting staff, as well as the independent auditors, has more time and knowledge and more detailed information concerning the Company than do Committee members; consequently, in carrying out its responsibilities, the Committee is not providing any expert or special assurance as to the Company's financial statements or any professional certificate as to the independent auditors' work. It is not the duty of the Committee to plan or conduct audits or to determine whether the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles.

   The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities. These functions are set forth as a guide with the understanding that the Committee may diverge from this guide as it considers appropriate given the circumstances.

    A. Oversight Responsibilities

      (i) The independent auditors shall be ultimately accountable to the Committee and the Board in connection with the audit of the Company's annual financial statements and related services. In this regard, the Committee shall select and periodically evaluate the performance of the auditors and, if necessary, recommend that the Board replace the independent auditors. As appropriate, the Committee shall recommend to the Board the nomination of the independent auditors for stockholder approval at any meeting of stockholders.

      (ii) The Committee and the corporate chief financial officer shall approve the fees to be paid to the independent auditors and any other terms of the engagement of the independent auditors. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

      (iii) The Committee shall receive from the independent auditors, at least annually, a written statement delineating all relationships between the independent auditors and the Company, consistent with Independence Standards Board Standard No. 1. The Committee shall actively engage in a dialogue with the independent auditors with respect to any disclosed relationships or services that, in the view of the Committee, may affect the objectivity and independence of the independent auditors. If the Committee determines that further inquiry is advisable, the Committee shall recommend that the Board take any appropriate action in response to the independent auditors' independence.

    B. Annual Audit

      (i) The Committee shall meet with the independent auditors, chief financial officer and other management personnel in connection with each annual audit to discuss the scope of the audit and the procedures to be followed. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

      (ii) The Committee shall review(1) and discuss the audited financial statements with the management of the Company.

--------
(1) Auditing Literature, particularly, Statement of Accounting Standards No. 71, defines the term "review" to include a particular set of required procedures to be undertaken by independent accountants. The members of the Audit Committee are not independent accountants, and the term "review" as used in this Audit Committee Charter is not intended to have this meaning. Consistent with footnote 47 of the SEC Release No. 34-42266, any use in this Audit Committee Charter of the term "review" should not be interpreted to suggest that the Committee members can or should follow the procedures required of auditors performing review of interim financial statements.

      (iii) The Committee shall discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 as then in effect including, among others: (i) the methods used to account for any significant unusual transaction reflected in the audited financial statements; (ii) the effect of significant accounting policies in any controversial or emergent areas for which there is a lack of authoritative guidance or a consensus to be followed by the independent auditors; (iii) the process used by management in formulating particularly sensitive accounting estimates and the basis for the auditors' conclusions regarding the reasonableness of those estimates; and (iv) any disagreements with management over the application of accounting principles, the basis for management's accounting estimates, or the disclosures in the financial statements.

      (iv) The Committee shall, based on the review and discussion in paragraph B (iii) above, and based on the disclosures received from the independent auditors regarding its independence and discussions with the auditors regarding such independence, conclude whether the audited financial statements should be included in the Company's Annual Report on Form 10-K for the fiscal year subject to the audit.

    C. Quarterly Review

      (i) The independent auditors are required to review the interim financial statements to be included in Form 10-Q of the Company using professional standards and procedures for conducting such reviews, as established by generally accepted auditing standards as modified or supplemented by the Securities and Exchange Commission, prior to the filing of the Form 10-Q. The Committee, in its discretion, may discuss with management and the independent auditors in person, at a meeting, or by conference telephone call, the results of the quarterly review including such matters as significant adjustments, management judgements, accounting estimates, significant new accounting policies and disagreements with management. The Chair (or in his or her absence, a member designated by the Chair) may represent the entire Committee for purposes of this discussion.

      (ii) The Committee shall review the Company's quarterly and annual financial statements with the Company's chief financial officer before they are released publicly. The review of annual financial statements shall be conducted prior to publication.

    D. Internal Controls

      (i) The Committee shall discuss with the independent auditors, at least annually, the adequacy and effectiveness of the accounting and financial controls of the Company, and consider any recommendations for improvement of such internal control procedures.

      (ii) The Committee shall discuss with the independent auditors and with management any letter of recommendation provided by the independent auditors and any other significant matters brought to the attention of the Committee by the independent auditors as a result of its annual audit. The Committee should allow management adequate time to consider any such matters raised by the independent auditors.

    E. Other Responsibilities

      (i) The Committee shall review and reassess the Committee's Charter at least annually and submit any recommended changes to the Board for its consideration.

      (ii) The Committee shall provide the report for inclusion in the Company's Annual Proxy Statement required by Item 306 of Regulation S-K of the Securities and Exchange Commission.

      (iii) The Committee, through its Chair, shall report periodically, as deemed necessary or desirable by the Committee, but at least annually, to the full Board regarding the Committee's actions and recommendations, if any.

      (iv) The Committee may institute investigations of suspected improprieties on any material matter selected by the Committee and is authorized to engage on behalf of the Company special counsel, independent auditors or outside experts when necessary. With respect to this provision the limitation on expenses shall apply, as set forth in Section III, Paragraph D.

      (v) The Committee shall annually disclose amounts received by Audit Committee members from the Company and its affiliates and any other transactions with the Company or its affiliates to which they are a party, other than amounts received for service as a Director or Board Committee member. Such disclosure shall be noted in the minutes of the appropriate Committee meeting.

      (vi) The Committee shall annually review all existing related party transactions or other conflicts of interest that exist between employees/directors and the Company. The Committee shall review all proposed related party transactions. The Company shall not enter into any related party transactions unless first approved of by the Committee. The Committee may also make recommendations to the full Board of Directors on actions to be taken that relate to any proposed or existing related party transactions.

                        MACE SECURITY INTERNATIONAL, INC.
                         1000 CRAWFORD PLACE, SUITE 400
                          MT. LAUREL, NEW JERSEY 08054

           PROXY - Annual Meeting of Stockholders - September 12, 2002

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned hereby appoints Eduardo Nieves, Jr., and Gregory M. Krzemien severally as proxies, each with the power to appoint his substitute, and hereby authorizes either or both of them to represent and to vote, as designated on the reverse side hereof, all the shares of common stock of Mace Security International, Inc. ("Mace") held of record by the undersigned on August 2, 2002, at the Annual Meeting of Stockholders to be held on September 12, 2002, and at any adjournment or postponement thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION OF DIRECTORS UNDER PROPOSAL 1; IN FAVOR OF PROPOSAL 2; AND IN ACCORDANCE WITH THE PROXIES' JUDGEMENT UPON OTHER MATTERS PROPERLY COMING BEFORE THE MEETING AND ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

                 (Continued, and to be signed, on Reverse Side)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

[X]   Please mark
      your vote
      as in this
      example


1.   ELECTION OF DIRECTORS                       Nominees:

 FOR all nominees             WITHHOLD           Louis D. Paolino, Jr.
listed (except as            AUTHORITY           Mark S. Alsentzer
  marked to the      To vote for all nominees    Jon E. Goodrich
 contrary below)          listed at right        Robert M. Kramer
                                                 Richard B. Muir
       [_]                      [_]              Matthew J. Paolino
                                                 Constantine N. Papadakis, Ph.D.

(INSTRUCTIONS: To withhold authority to vote for any individual nominee, write the nominee's name below)


------------------------------------------------------


2. Ratification of the Board's appointment of Grant Thornton LLP as Mace's independent auditors for fiscal year ending December 31, 2002.

                       FOR     AGAINST     ABSTAIN

                       [_]       [_]         [_]



In their discretion, the Proxies are authorized, to the extent permitted by the rules of the Securities and Exchange Commission, to vote upon such other business as may properly come before the meeting and any adjournment or postponement thereof.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.


SIGNATURE                 DATE          SIGNATURE                 DATE
          ---------------      --------           ---------------      --------

NOTE: Please sign exactly as name appears above. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign with full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.